ONEMEDNET

Accelerating Life Sciences with Imaging Real-World Data



Investor Presentation

MAY 2024

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While OneMedNet Corporation, a Delaware corporation (“we,” “us,” “the Company,” “OneMedNet” and “OMN”) believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation, and any oral statements made in connection with this presentation, shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of the Company, nor, in connection with any securities offering by the Company, will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

OMN Snapshot

Real-World Data Industry Leader

NASDAQ: ONMD

- Providing innovative solutions that unlock the significant value contained in the Real-World Data ("RWD") repositories of 121.2M clinical exams from 1,413 healthcare system and provider sites via a revenue sharing model

- Incomparable in-house RWD Curation Team
  - 300+ years of clinical & radiology experience; working in all 50 states and 8+ countries
  - Certified in every imaging modality: MR, CT, IR, Cath lab, OR, Specials, US, MG, PET, NM, X-ray

- iRWD™ network enables secure, comprehensive management of diverse clinical data types, including:
  - Electronic Health Records
  - Laboratory & Diagnostic Results
  - Medical Imaging Data

Unlocking the Potential of Medical Imaging as RWD

The Opportunity

1

FDA defines RWD as health data sourced from various electronic records, claims, registries, and digital health technologies

2

Medical imaging is a powerful type of RWD, but leveraging it for life sciences R&D has been challenging

3

These images are large and complex objects that provide rich information; often in 3D, and often with a 4th longitudinal dimension

4

Centralizing, de-identifying, searching, and curating this RWD can yield crucial insights for life sciences organizations

!

However, this requires the ability to manage petabytes of data – representing millions of patient exams and many data points

* https://www.americanpharmaceuticalreview.com/Featured-Articles/597636-Unlocking-the-Potential-of-Medical-Imaging-as-Real-World-Data

Solving RWD's Unmet Need

The Challenge	Our Solution
Data Scarcity	• Extensive network of providers & data partnerships • Index smarter • Index deeper
Data Bias	• Expansive geo-sampling • Diverse imaging machines, patient ethnicities, disease pathologies • Apply minimization
Data Cost	• Autonomous De-ID & cleaning • Remove wait states • Search faster & smarter • Re-use more

Target Markets

1	**Imaging AI**	Accelerate AI Model Development	• RWD replaces clinical trials, speeding up AI model development • Simultaneously pursue multiple use cases with rich, heterogeneous, FDA-grade data • Data annotation expenses are optimized based on data curation and longitudinal records that open door for weak labeling
2	**Drug Development**	Supplement Clinical Trials with Evidence & Assess Unmet Needs	• RWD serves as surrogate endpoint to an outcome & study control, based on phenotypical evidence • This data must explicitly match very precise and consequential cohort specifications, and stand up the rigors of prospective clinical trials • Willingness to pay a premium for near on-demand access vs multi-year clinical trial timelines
3	**Devices & Medical Implants**	Product Development & Post Market Surveillance	• RWD used by device manufacturers to better understand the union rate of their devices • FDA requires post market data on complication rates, removal and revision, infection rates and time to union on the device • Willingness to pay a premium for near on-demand access for surveillance of time.

Bridging the Gap – For Analytics Needs

Clinical Data

Medical Images

Electronic Medical Records (EMR)

Data from Medical Devices

Longitudinal Patient Records

Reduces data delivery from **months to weeks**

ONEMEDNET

Only the **RIGHT DATA** at the **RIGHT TIME** in the **RIGHT FORMAT**

Life Sciences Organizations

Drug Development
Existing clinical data can be used to cut costs and speed up trials

Medical Device Development
Post-market surveillance data is essential for FDA compliance

Imaging/Diagnostic AI Development
Large datasets needed to train models

Our Solution: iRWD™ Network & Platform


ONEMEDNET

Enables our customers to:

1. Securely search, de-identify, and curate current clinical data in real-time
2. Create ease of access to actionable data from healthcare providers to life sciences organizations
3. Impact patient outcomes and streamline healthcare innovation

iRWD™ Federated Network

OMN Provides
CURATION & QA


Hospitals
IDNs
Clinics
Imaging and Treatment Centers
Data stays "native" at provider site until de-identified & data curation
OneMedNet iRWD™
DISCOVER
ENRICH
INDEX
SEARCH
REFINE
QC
DATA SECURITY
PATIENT & SITE ANONYMITY
INDEXING & ACCESS
REVENUE
Devices
Pharma
CROs/ICLs
Imaging AI

DATA USER(S)

- Timely data access
- Comprehensive patient folders
- Highest specificity
- Continuous QA

The Difference is in the Data

Our Data is Regulatory-grade

- RWD is used to complement, reduce, and in some cases, replace clinical trials
- Meets strict requirements for analysis and regulatory approval
- Adds underserved populations in research
- Supporting stages from Discovery through Post-Market Surveillance

Our Data Meets Complex & Precise Specifications

- We ensures exact compliance with cohort protocols and delivery formats
- Extensive data coverage includes longitudinal patient records
- Network for ongoing imaging monitoring and patient information retrieval
- Accessing our native provider data offers comprehensive resources for initial and follow-up studies

Superior Data Begins with a Superior Network


Our Ever-expanding
Real-time, RWD
121M+ Clinical Exams
31M+ Patients
1,400+ Healthcare Partner Sites

Why It Matters?

Impact on Research:

- Diverse and comprehensive data leads to better research outcomes
- Ability to monitor and improve medical devices and treatments

Competitive Advantages

Platform Solution

- Cloud Architecture
- Built to utilize AI tools and LLM for automation
- Federated Search is On-demand
- Modern DevOps CI/CD – latest tools for automating software rollout to cloud

121M+ Clinical Exams

- Continuously growing network of patient data
- Access to full longitudinal record (orders, images, reports, ECG, EMR data)

Highly Qualified Curation Staff

- Interpreted sophisticated requirements of the buyer
- Accurately fill complex orders quickly
- Embedding learnings into the platform as AI & ML

Proprietary, Autonomous De-Identification Process

	De-ID without AI (Others)	De-ID with AI (OneMedNet)
Multiple De-ID Process in Parallel	Some automation but mainly limited to human curation team	Autonomous De-ID process can scale with needs. Human in the loop for Auditing
De-ID Complete Study	Hours	Minutes

- Deep Learning & Large Language Models (LLMs) automates the De-ID process with human in the loop for auditing
- Generative AI driven de-identification process to efficiently remove PHI in just minutes, streamlining clinical imaging curation

Organizational Compliance

Privacy / Regulatory Compliance

- HIPAA-HITECH, GDPR, PIPEDA
- FDA 21 CFR Part 11

Cybersecurity / Risk Management

- HITRUST Certified 3rd Party Hosting/SOC
- NIST 800-53 CSF Risk Management/Controls
- RBAC, MFA, & SSO



Case Example

Client Company Requests iRWD™ For Cancer Research


LIFE SCIENCE COMPANY
COHORT REQUEST
COHORT FULFILLED
ONEMEDNET
A
B
C
D
Healthcare Provider Network w/local OneMedNet Data Servers

Only the **RIGHT DATA** at the **RIGHT TIME** in the **RIGHT FORMAT**

SAMPLE REQUIREMENTS INCLUDED:

- 1,500 screening positives; 1,500 screening negatives
- Metadata for all biopsy, cytology, or histology of specimen within 12 months of initial screening
- Considerable patient report information (e.g. tumor size, lesion location)
- Race/ethnicity population ranges from multiple sites
- Specific imaging technology vendor >70%

UNMATCHED DATA CURATION:

- Converted unstructured data into structured data
- Reconciled longitudinal and disparate patient record information
- Harmonized site dependent, and year-to-year, data formatting inconsistencies
- Achieved highly accurate patient population stipulations so no "sifting" needed by analyzing company

3 Pillars to Success

iRWD™ PLATFORM

Accelerate Platform Development

- Increase ease of access to repositories through modern, robust platform design
- Decrease individual and federated search and curation time through AI tools

PARTNERS

Prioritize Onboarding Partners

- Continue to expand hospital and academic medical center relationships for the **right** data repositories
- Improve revenue sharing mix over time

CUSTOMER SUCCESS

Scale & Decrease Time to Revenue

- Continue to align organization for growth investing in strategic hires to fuel growth in sales and in operations

Investment Highlights

- A leading provider of precision curated, regulatory-grade RWD
- Differentiated iRWD™ platform to bring data from healthcare providers to Life Sciences organizations
- Experienced management team
- Entering a stage of anticipated rapid growth

NASDAQ: ONMD

$52B+
Clinical Trials Market [1]

4,800+
Clinical Trials in 2023 [2]

28-34%
Increase in AI Medical Imaging Market Size Annually [3]

[1] CBInsights – Future of Clinical Trials 2021
[2] IQVIA Institute – Global Trends in R&D 2024
[3] Mordor Intelligence Market Size 2024 - 2029